Summary Prospectus August 1, 2020 American Century Investments® Prime Money Market Fund
Investor Class: BPRXX	A Class: ACAXX	C Class: ARCXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request.
You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Retail Investors americancentury.com/prospectus 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fa-prospectus 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information
(SAI), each dated August 1, 2020 (as supplemented at the time you receive this summary prospectus), as well as the
Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated March 31, 2020. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks to earn the highest level of current income while preserving the value of your investment.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about sales charges that may apply in certain circumstances where such shares were acquired by exchange from another American Century Investments fund, is available from your financial professional and in Calculation of Sales Charges on page 10 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	A	C
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None¹	None¹
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	A	C
Management Fee	0.57%	0.57%	0.57%
Distribution and Service (12b-1) Fees	None	0.25%	0.75%
Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.58%	0.83%	1.33%

1 Purchases in these shares may be subject to a contingent deferred sales charge (CDSC) of 1.00% for A and C Class in certain circumstances where such shares were acquired by exchange from another American Century Investments fund.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you  invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$59	$186	$324	$726
A Class	$85	$265	$461	$1,026
C Class	$136	$422	$730	$1,601
Principal Investment Strategies
The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and federal, state and local governments.
Under normal market conditions, 25% or more of the fund’s assets are invested in obligations of issuers in the financial services industry. The debt securities in which the fund invests may include municipal securities and variable-rate securities. A municipal security is a taxable or tax-exempt debt obligation issued by or on behalf of a state, its political subdivisions, agencies or instrumentalities, the District of Columbia or a U.S. territory or possession. A variable-rate security is a debt obligation that provides for specified periodic interest rate adjustments based on changes in some index, such as the Secured Overnight Financing Rate (SOFR).
The fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.
To determine whether to buy or sell a security, the portfolio managers consider, among other things, various fund requirements and standards, along with economic conditions, alternative investments and interest rates.
Because high-quality debt securities are among the safest securities available, the interest they pay is among the lowest for income-paying securities. Accordingly, the yield on this fund will likely be lower than the yield on funds that invest in longer-term or lower-quality securities.
Principal Risks
Even though the fund’s investments are designed to minimize interest rate, liquidity and credit risk, the fund is still subject to some degree of risk.

•
Interest Rate Risk – Interest rate risk means that the value of debt securities and funds that hold them decline as interest rates rise. A sharp and unexpected rise in interest rates could cause the fund’s price to drop.

•
Liquidity Risk – Changing regulatory or market conditions, including increases in interest rates or credit spreads, may adversely affect the liquidity of the fund’s investments. During periods of market turbulence or unusually low trading activity, to meet redemptions, it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

•	Credit Risk – Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease.

•
Redemption Risk – The fund may need to sell securities at times it would not otherwise do so to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•
Repurchase Agreement Risk – If the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security at a mutually agreed-upon time and price under the agreement, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

•
Municipal Securities Risk – The fund is sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2019): 0.52% Lowest Performance Quarter (1Q 2015):0.00%

As of June 30, 2020, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 0.39%.

Average Annual Total Returns For the calendar year ended December 31, 2019	1 year	5 years	10 years
Investor Class	1.82%	0.81%	0.41%
A Class	1.57%	0.70%	0.35%
C Class	1.06%	0.47%	0.24%
Investment Advisor
American Century Investment Management, Inc.
Purchase and Sale of Fund Shares
The fund is only available for purchase by accounts that are beneficially owned by natural persons. The fund may involuntarily redeem shares in any account not beneficially owned by a natural person.
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts or IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
The fund may impose a liquidity fee of up to 2% on fund redemptions or temporarily suspend redemptions for up to 10 business days in a rolling 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets. Any redemption request received while redemptions are suspended will be canceled. If the fund’s weekly liquid assets fall below 10% of its total assets, the fund must impose a liquidity fee of 1% on fund redemptions, unless the Board of Trustees determines that such fee would not be in the best interest of the fund. We will post announcements regarding the imposition of any liquidity fee or redemption gate, or the termination thereof, on the fund’s website, www.americancentury.com, and file such notice with the Securities and Exchange Commission.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-92449 2008